SUPPLEMENTAL FINANCIAL INFORMATION FOR Q3 2019

November 6, 2019

BRT APARTMENTS CORP.
60 Cutter Mill Rd., Great Neck, NY 11021

FORWARD LOOKING STATEMENTS

The information set forth herein contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provision for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words "may", "will", "believe", "expect", "intend", "anticipate”, “estimate", "project", or similar expressions or variations thereof. Forward-looking statements involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, performance or achievements. Investors are cautioned not to place undue reliance on any forward-looking statements and are urged to read the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K filed on December 10, 2018 and in reports filed with the SEC thereafter, including our Quarterly Report on Form 10-Q  for the period ended September 30, 2019, that we anticipate will be filed shortly after the furnishing of this document.
The Company undertakes no obligation to update or revise the information herein, whether as a result of new information, future events or circumstances, or otherwise.
Units under rehabilitation for which we have received or accrued rental income from business interruption insurance, while not physically occupied, are treated as leased (i.e., occupied) at rental rates in effect at the time of the casualty.

BRT Apartments Corp. (NYSE: BRT)

Financial Highlights

_________________________________________________________________________________________________________

	Quarter ended September 30,				Quarter ended December 31,
	2019		2018		2018		2017		2016
Market capitalization (thousands)	$232,578		$189,681		$180,111		$165,325		$113,822
Shares outstanding (thousands)	15,952		15,754		15,744		14,022		13,898
Closing share price	$14.58		$12.04		$11.44		$11.79		$8.19
Quarterly dividend declared per share	$0.22		$0.20		$0.20		$0.18	(4)	$—

Multi-family properties owned	36		36		35		34		30
Units	10,152	(1)	10,121	(1)	9,696	(1)	9,684		8,624
Average occupancy (2)	94.6%		93.7%		93.2%		91.8%		93.0%
Average monthly rental revenue per occupied unit (2)	$1,042		$964		$1,019		$971		$891

	Quarter ended September 30,				Nine Months ended September 30,
Per share data	2019 (Unaudited)		2018 (Unaudited)		2019 (Unaudited)		2018 (Unaudited)
Earnings per share (basic)	$0.21		$(0.20)		$(0.33)		$1.18
Earnings per share (diluted)	$0.20		$(0.20)		$(0.33)		$1.16
FFO per share of common stock (diluted) (3)	$0.12		$0.26		$0.54		$0.80
AFFO per share of common stock (diluted) (3)	$0.26		$0.21		$0.74		$0.69

(1) Includes 402 units at a property in lease-up.
(2) For the period presented, average reflects stabilized properties. See definition of stabilized properties on page 14.
(3) See the reconciliation of Funds From Operations, or FFO, and Adjusted Funds From Operations, or AFFO, to net income, as calculated in accordance with GAAP, on page 3, and the definitions of such terms at page 14.
(4) Dividend of $0.18 was initiated in September 2017.

BRT Apartments Corp. (NYSE: BRT)

Operating Results
(unaudited, dollars in thousands except per share data)

____________________________________________________________________________________________________________________

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Revenues:
Rental revenue	$33,875	$31,283	$97,507	$90,710
Other income	161	198	595	576
Total revenues	34,036	31,481	98,102	91,286
Expenses:
Real estate operating expenses	16,281	15,661	47,195	44,318
Interest expense	9,845	8,965	28,353	26,408
General and administrative	2,430	2,002	7,455	6,907
Depreciation	9,950	10,416	29,914	29,856
Total expenses	38,506	37,044	112,917	107,489
Total revenues less total expenses	(4,470)	(5,563)	(14,815)	(16,203)
Equity in loss of unconsolidated joint ventures	(259)	(174)	(643)	(364)
Gain on sale of real estate	9,938	424	9,938	52,405
Gain on insurance recoveries	—	1,272	517	4,499
Loss on extinguishment of debt	(1,766)	—	(1,766)	(593)
Income (loss) from continuing operations	3,443	(4,041)	(6,769)	39,744
Income tax provision (benefit)	98	97	219	(55)
Net income (loss) from continuing operations, net of taxes	3,345	(4,138)	(6,988)	39,799
Net (income) loss attributable to non-controlling interests	(73)	1,027	1,696	(22,377)
Net income (loss) attributable to common stockholders	$3,272	$(3,111)	$(5,292)	$17,422

Weighted average number of shares of common stock outstanding:
Basic	15,913,975	15,635,953	15,900,362	14,768,429
Diluted	16,113,975	15,635,953	15,900,362	14,968,429

Per share amounts attributable to common stockholders:
Basic	$0.21	$(0.20)	$(0.33)	$1.18
Diluted	$0.20	$(0.20)	$(0.33)	$1.16

BRT Apartments Corp. (NYSE: BRT)

Funds from Operations
(unaudited, dollars in thousands except per share data)

____________________________________________________________________________________________________________________

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
GAAP Net (loss) income attributable to common stockholders	$3,272	$(3,111)	$(5,292)	$17,422
Add: depreciation of properties	9,950	10,416	29,914	29,856
Add: our share of depreciation in unconsolidated joint ventures	562	386	1,496	1,218
Deduct: gain on sale of real estate	(9,938)	(424)	(9,938)	(52,405)
Adjustments for non-controlling interests	(1,884)	(3,187)	(7,677)	16,059
NAREIT Funds from operations attributable to common stockholders	1,962	4,080	8,503	12,150

Adjustments for: straight-line rent accruals	(10)	(10)	(30)	(30)
Add: loss on extinguishment of debt	1,766	—	1,766	593
Add: amortization of restricted stock and restricted stock units	372	15	1,110	673
Add: amortization of deferred mortgage costs	408	317	1,345	1,073
Deduct gain on insurance recovery	—	(1,272)	(517)	(4,498)
Adjustments for non-controlling interests	(321)	250	(410)	597
Adjusted funds from operations attributable to common stockholders	$4,177	$3,380	$11,767	$10,558

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
GAAP Net (loss) income attributable to common stockholders	$0.20	$(0.20)	$(0.33)	$1.16
Add: depreciation of properties	0.63	0.66	1.89	1.99
Add: our share of depreciation in unconsolidated joint ventures	0.03	0.03	0.09	0.08
Deduct: gain on sale of real estate	(0.62)	(0.03)	(0.63)	(3.50)
Adjustment for non-controlling interests	(0.12)	(0.20)	(0.48)	1.07
NAREIT Funds from operations per common stock basic and diluted	0.12	0.26	0.54	0.80

Add: loss on extinguishment of debt	0.11	—	0.11	0.04
Add: amortization of restricted stock and restricted stock units	0.02	—	0.07	0.04
Add: amortization of deferred mortgage costs	0.03	0.01	0.08	0.07
Deduct gain on insurance recovery	—	(0.08)	(0.03)	(0.30)
Adjustments for non-controlling interests	(0.02)	0.02	(0.03)	0.04
Adjusted funds from operations per common stock basic and diluted	$0.26	$0.21	$0.74	$0.69

BRT Apartments Corp. (NYSE: BRT)

Consolidated Balance Sheets (Unaudited)
(amounts in thousands, except per share amounts)

____________________________________________________________________________________________________________________

	September 30, 2019	December 31, 2018
ASSETS
Real estate properties	$1,112,896	$1,029,239
Real estate loan	4,300	4,750
Cash and cash equivalents	18,466	32,428
Restricted cash	10,789	8,180
Deposits and escrows	19,916	21,268
Investments in unconsolidated joint ventures	18,020	19,758
Other assets	8,210	8,084
Total Assets	$1,192,597	$1,123,707

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net of deferred costs	$844,597	$771,817
Junior subordinated notes, net of deferred costs	37,058	37,043
Credit facility, net of deferred costs	3,530	—
Accounts payable and accrued liabilities	32,285	24,487
Total Liabilities	917,470	833,347

Commitments and contingencies
Equity:
BRT Apartments Corp. stockholders' equity:
Preferred shares $.01 par value 2,000 shares authorized, none outstanding	—	—
Common stock, $.01 par value, 300,000 shares authorized;
15,227 and 15,038 shares outstanding	152	150
Additional paid-in capital	218,817	216,981
Accumulated other comprehensive (loss) income	(75)	1,688
Accumulated deficit	(35,331)	(20,044)
Total BRT Apartments Corp. stockholders’ equity	183,563	198,775
Non-controlling interests	91,564	91,585
Total Equity	275,127	290,360
Total Liabilities and Equity	$1,192,597	$1,123,707

BRT Apartments Corp. (NYSE: BRT)

BRT’s Share of the Operating Results (Unaudited)
(dollars in thousands)

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	Three Months Ended September 30, 2019
	Consolidated Amount	Non-controlling Interest	BRT's Share (1)
Revenues:
Rental revenue	$33,875	$9,269	$24,606
Other income	161	—	161
Total revenues	34,036	9,269	24,767
Expenses:
Real estate operating expense	16,281	4,462	11,819
Interest expense	9,845	2,620	7,225
General and administrative	2,430	—	2,430
Depreciation	9,950	2,778	7,172
Total expenses	38,506	9,860	28,646
Total revenues less total expenses	(4,470)	(591)	(3,879)
Equity in loss of unconsolidated joint ventures	(259)	—	(259)
Gain on sale of real estate	9,938	894	9,044
Loss on extinguishment of debt	(1,766)	(231)	(1,536)
Income from continuing operations	3,443	73	3,370
Income tax provision (benefit)	98	—	98
Net income from continuing operations, net of taxes	$3,345	$73	$3,272

	Nine Months ended September 30, 2019
	Consolidated Amount	Non-controlling Interest	BRT's Share (1)
Revenues:
Rental revenue	$97,507	$26,271	$71,236
Other income	595	—	595
Total revenues	98,102	26,271	71,831
Expenses:
Real estate operating expense	47,195	12,763	34,432
Interest expense	28,353	7,396	20,957
General and administrative	7,455	—	7,455
Depreciation	29,914	8,573	21,341
Total expenses	112,917	28,733	84,184
Total revenues less total expenses	(14,815)	(2,462)	(12,353)
Equity in loss of unconsolidated joint ventures	(643)	—	(643)
Gain on sale of real estate	9,938	894	9,044
Gain on insurance recoveries	517	103	414
Loss on extinguishment of debt	(1,766)	(231)	(1,535)
(Loss) from continuing operations	(6,769)	(1,696)	(5,073)
Income tax provision (benefit)	219	—	219
Net (loss) from continuing operations, net of taxes	$(6,988)	$(1,696)	$(5,292)

(1) This column reflects BRT’s share of the applicable line item, after deducting the non-controlling interest applicable to such line item. Except with respect to the gain on sale of real estate and loss on extinguishment of debt, the impact of the non-controlling interest on such line item was calculated based on each joint venture partner’s percentage equity interest in the applicable joint venture. Gain on sale of real estate and loss on extinguishment of debt were calculated in accordance with the allocation/distribution provisions of the joint venture operating agreement with respect to the properties sold. Generally, in the event of the sale of a multi-family property owned by a joint venture, as a result of allocation/distribution provisions of the applicable joint venture operating agreement, the allocation and distribution of cash and profits to BRT will be less than that implied by BRT's percentage equity interest in the property.

BRT Apartments Corp. (NYSE: BRT)

BRT’s Share of the Consolidated Balance Sheets (Unaudited)
(amounts in thousands, except per share amounts)

_________________________________________________________________________________________________________________

	At September 30, 2019
	Consolidated Amount	Non-controlling Interest	BRT's Share (1)
ASSETS
Real estate properties, net of accumulated depreciation	$1,112,896	$328,832	$784,064
Real estate loan	4,300	—	4,300
Cash and cash equivalents	18,466	3,337	15,129
Restricted cash	10,789	—	10,789
Deposits and escrows	19,916	8,410	11,506
Investments in unconsolidated joint ventures	18,020	—	18,020
Other assets	8,210	1,529	6,681
Total Assets (a)	$1,192,597	$342,108	$850,489

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net of deferred costs	$844,597	$242,531	$602,066
Junior subordinated notes, net of deferred costs	37,058	—	37,058
Credit facility, net of deferred costs	3,530	—	3,530
Accounts payable and accrued liabilities	32,285	8,013	24,272
Total Liabilities (a)	917,470	250,544	666,926

Commitments and contingencies
Equity:
Common stock, $.01 par value, 300,000 shares authorized;
15,227 and 15,038 shares outstanding	152	—	152
Additional paid-in capital	218,817	—	218,817
Accumulated other comprehensive (loss) income	(75)	—	(75)
Accumulated deficit	(35,331)	—	(35,331)
Total BRT Apartments Corp. stockholders’ equity	183,563	—	183,563
Non-controlling interests	91,564	91,564	—
Total Equity	275,127	91,564	183,563
Total Liabilities and Equity	$1,192,597	$342,108	$850,489

(1) This column reflects BRT’s share of the applicable line item, after deducting the non-controlling interest applicable to such line item. Except with respect to the gain on sale of real estate and loss on extinguishment of debt, the impact of the non-controlling interest on such line item was calculated based on each joint venture partner’s percentage equity interest in the applicable joint venture. Gain on sale of real estate and loss on extinguishment of debt were calculated in accordance with the allocation/distribution provisions of the joint venture operating agreement with respect to the properties sold. Generally, in the event of the sale of a multi-family property owned by a joint venture, as a result of allocation/distribution provisions of the applicable joint venture operating agreement, the allocation and distribution of cash and profits to BRT will be less than that implied by BRT's percentage equity interest in the property.

BRT Apartments Corp. (NYSE: BRT)

Portfolio Data by State
(dollars in thousands, except monthly rent amounts)

____________________________________________________________________________________________________________________

Quarter ended September 30, 2019
	Units (3)	Revenues (3)	Property Operating Expenses (3)	NOI (1)	% of NOI Contribution	Average Occupancy (2)	Average Rent per Occ. Unit (2)
Texas	3,096	$9,348	$4,949	$4,399	25%	92.9%	$1,053
Georgia	1,545	5,480	2,426	3,054	17%	95.8%	1,064
Florida	1,248	4,347	2,124	2,223	13%	94.6%	1,059
Alabama	940	2,500	1,098	1,402	8%	96.8%	879
Mississippi	776	2,346	881	1,465	8%	97.5%	956
Tennessee	702	1,693	880	813	5%	98.1%	1,166
South Carolina	678	2,213	1,205	1,008	6%	91.5%	1,048
Indiana	400	991	614	377	2%	95.4%	706
Missouri	355	1,694	774	920	5%	94.0%	1,499
North Carolina	312	1,144	499	645	4%	90.7%	1,086
Ohio	264	761	302	459	3%	96.4%	921
Virginia	220	984	392	592	3%	95.4%	1,400
Other	—	374	137	237	1%	N/A	N/A
Current Portfolio Totals	10,536	$33,875	$16,281	$17,594	100%	94.1%	$1,042

Nine months ended September 30, 2019
	Units (3)	Revenues (3)	Property Operating Expenses (3)	NOI (1)	% of NOI Contribution	Average Occupancy (2)	Average Rent per Occ. Unit (2)
Texas	3,096	$29,456	$15,821	$13,635	27%	92.0%	$1,036
Georgia	1,545	15,830	7,171	8,659	17%	94.0%	1,044
Florida	1,248	12,629	5,920	6,709	13%	95.0%	1,039
Alabama	940	5,369	2,314	3,055	6%	96.7%	828
Mississippi	776	6,914	2,578	4,336	9%	97.7%	976
Tennessee	702	4,044	2,239	1,805	4%	97.7%	1,147
South Carolina	678	6,791	3,749	3,042	6%	91.8%	1,056
Indiana	400	2,916	1,742	1,174	2%	96.1%	694
Missouri	355	4,917	2,226	2,691	5%	94.1%	1,460
North Carolina	312	2,447	1,053	1,394	3%	90.8%	1,068
Ohio	264	2,190	940	1,250	3%	94.8%	898
Virginia	220	2,892	1,070	1,822	4%	95.6%	1,382
Other	—	1,112	372	740	1%	N/A	N/A
Current Portfolio Totals	10,536	$97,507	$47,195	$50,312	100%	93.9%	$1,029

_________________________________________________________________________________
(1) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, at page 13 and the definition at page 14.
(2) Excludes sold properties and properties that were not stabilized for the full period presented.
(3) Includes two properties sold during the quarter totaling 384 units.

BRT Apartments Corp. (NYSE: BRT)

Same Store Comparisons
Quarters ended September 30, 2019 and 2018
(dollars in thousands, except monthly rent amounts)
______________________________________________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI
	Units	2019	2018	% Change	2019	2018	% Change	2019	2018	% Change
Texas	2,444	$8,244	$7,890	4.5%	$4,356	$4,483	(2.8)%	$3,888	$3,407	14.1%
Georgia	1,545	5,480	5,079	7.9%	2,426	2,425	0.0%	3,054	2,654	15.1%
Florida	1,248	4,347	3,948	10.1%	2,124	1,816	17.0%	2,223	2,132	4.3%
Mississippi	776	2,346	2,217	5.8%	881	874	0.8%	1,465	1,343	9.1%
South Carolina	412	1,392	1,330	4.7%	748	759	(1.4)%	644	571	12.8%
Alabama	412	1,110	1,100	0.9%	531	512	3.7%	579	588	(1.5)%
Indiana	400	991	955	3.8%	614	582	5.5%	377	373	1.1%
Tennessee	300	1,112	1,076	3.3%	435	434	0.2%	677	642	5.5%
Ohio	264	761	711	7.0%	302	332	(9.0)%	459	379	21.1%
Virginia	220	984	899	9.5%	392	381	2.9%	592	518	14.3%
Missouri	181	1,694	1,523	11.2%	774	757	2.2%	920	766	20.1%
Totals	8,202	$28,461	$26,728	6.5%	$13,583	$13,355	1.7%	$14,878	$13,373	11.3%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2019	2018	% Change	2019	2018	% Change
Texas		92.9%	92.7%	0.2%	$1,052	$1,022	2.9%
Georgia		95.8%	93.8%	2.1%	1,064	1,007	5.8%
Mississippi		97.5%	97.5%	0.0%	956	909	5.1%
Florida		94.6%	94.6%	0.0%	1,059	987	7.3%
South Carolina		93.2%	93.1%	0.0%	1,060	1,019	4.0%
Alabama		96.7%	95.3%	1.5%	807	813	(0.7)%
Indiana		95.4%	97.8%	(2.5)%	706	707	(0.2)%
Tennessee		98.1%	99.0%	(0.9)%	1,166	1,122	3.9%
Ohio		96.4%	96.3%	0.1%	921	858	7.3%
Virginia		95.4%	96.8%	(1.4)%	1,400	1,287	8.7%
Missouri		94.0%	92.7%	1.4%	1,372	1,431	(4.1)%
Totals		94.9%	94.4%	0.5%	$1,046	$1,000	4.6%
_______________________________
See definition of Same Store on page 14

BRT Apartments Corp. (NYSE: BRT)

Same Store Comparisons
Nine months ended September 30, 2019 and 2018
(dollars in thousands, except monthly rent amounts)
______________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI
	Units	2019	2018	% Change	2019	2018	% Change	2019	2018	% Change
Texas	2,163	$21,809	$20,871	4.5%	$11,492	$11,259	2.1%	$10,317	$9,612	7.3%
Georgia	959	9,128	8,823	3.5%	4,022	3,953	1.7%	5,106	4,870	4.8%
Mississippi	776	6,914	6,494	6.5%	2,578	2,516	2.5%	4,336	3,978	9.0%
Florida	518	5,260	4,727	11.3%	2,421	2,216	9.3%	2,839	2,511	13.1%
South Carolina	412	4,154	3,927	5.8%	2,287	2,203	3.8%	1,867	1,724	8.3%
Indiana	400	2,916	2,776	5.0%	1,742	1,647	5.8%	1,174	1,129	4.0%
Tennessee	300	3,242	3,168	2.3%	1,239	1,185	4.6%	2,003	1,983	1.0%
Ohio	264	2,190	2,111	3.7%	940	947	(0.7)%	1,250	1,164	7.4%
Virginia	220	2,892	2,691	7.5%	1,070	981	9.1%	1,822	1,710	6.5%
Alabama	412	3,334	3,136	6.3%	1,500	1,472	1.9%	1,834	1,664	10.2%
Missouri	181	2,372	2,278	4.1%	1,316	1,292	1.9%	1,056	986	7.1%
Totals	6,605	$64,211	$61,002	5.3%	$30,607	$29,671	3.2%	$33,604	$31,331	7.3%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2019	2018	% Change	2019	2018	% Change
Texas		92.4%	92.0%	0.4%	$1,047	$1,017	3.0%
Georgia		93.9%	93.4%	0.6%	998	964	3.5%
Mississippi		97.1%	96.8%	0.3%	945	880	7.4%
Florida		96.0%	91.3%	5.2%	1,058	992	6.6%
South Carolina		93.2%	92.9%	0.3%	1,044	996	4.9%
Indiana		96.1%	96.2%	(0.1)%	694	679	2.2%
Tennessee		97.7%	98.6%	(0.9)%	1,147	1,110	3.4%
Ohio		94.8%	96.5%	(1.8)%	898	834	7.7%
Virginia		95.6%	96.2%	(0.6)%	1,382	1,287	7.3%
Alabama		96.7%	94.7%	2.1%	804	765	5.0%
Missouri		92.6%	86.0%	7.6%	1,366	1,551	(11.9)%
Totals		94.5%	93.7%	0.9%	$1,010	$977	3.3%
________________________________
See definition of Same Store on page 14

BRT Apartments Corp. (NYSE: BRT)

Acquisitions and Dispositions
(dollars in thousands)

__________________________________________________________________________________________

Acquisitions for nine months ended September 30, 2019
Location	Purchase Date	Units	Purchase Price	Acquisition Mortgage Debt		Initial BRT Equity	Ownership Percentage	Capitalized Acquisition Costs
Kannapolis, North Carolina	3/12/2019	312	$48,065	$33,347	(1)	$11,231	65%	$559
Birmingham, Alabama	5/7/2019	328	43,000	32,250		11,625	80%	546
Auburn, Alabama	8/8/2019	200	18,400	14,500		4,320	80%	140
		840	$109,465	$80,097		$27,176		$1,245

Dispositions for nine months ended September 30, 2019
Location	Sale Date	Units	Sales Price	Gain on Sale		BRT Portion of Gain on Sale	Mortgage Prepayment Charge	BRT Portion of Mortgage Prepayment Charge
Houston, TX (2)	7/11/2019	384	$33,200	$9,938		$9,044	$1,400	$1,275

(1) Mortgage was assumed as part of the acquisition.
(2) Aggregate sale of two properties

BRT Apartments Corp. (NYSE: BRT)

Value-Add Program and Capital Expenditures
Quarter ended September 30, 2019

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Value-Add Program

Units Rehabilitated (1)	Estimated Rehab Costs (2)	Estimated Rehab Costs Per unit	Estimated Average Monthly Rent Increase (3)	Estimated Annualized ROI (3)	Estimated units to be renovated (24 months)
256	$1,229,000	$4,801	$104	26%	1,000

(1) Refers to rehabilitated units at 18 properties with respect to which a new lease or renewal lease was entered into during the period.
(2) Reflects rehab costs incurred during the current and prior periods with respect to units completed, in which a new lease or renewal lease was entered into during the current period.
(3) These results are not necessarily indicative of the results that would be generated if such improvements were made across our portfolio of properties or at any particular property. Rents at a property may increase for reasons wholly unrelated to property improvements, such as changes in demand for rental units in a particular market or sub-market.

Capital Expenditures
	Consolidated Amount	Non-Controlling Interest	BRT Share of Capital Expenditures (4)
Estimated Recurring Capital Expenditures (1)	$229,000	$51,000	$178,000
Estimated Non-Recurring Capital Expenditures (2)	2,276,000	580,000	1,696,000
Total Capital Expenditures	$2,505,000	$631,000	$1,874,000

Replacements (operating expense) (3)	$838,962	$226,996	$611,966

Estimated Recurring Capital Expenditures and Replacements per unit (10,336 units )	$107	$28	$79

(1) Recurring capital expenditures represent our estimate of expenditures incurred at the property to maintain the property's existing operations - it excludes revenue enhancing projects.
(2) Non-recurring capital expenditures represent our estimate of significant improvements to the common areas, property exteriors, or interior units of the property, and revenue enhancing upgrades.
(3) Replacements are expensed as incurred at the property.
(4) Based on BRT's equity interest.

BRT Apartments Corp. (NYSE: BRT)

Debt Analysis
As of September 30, 2019
(dollars in thousands)
___________________________________________________________________________________________________________________________________

Year	Total Principal Payments	Scheduled Amortization		Principal Payments Due at Maturity	Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2019	$1,444	$1,444		$—	0%	—
2020	6,205	6,205		—	0%	—
2021	22,014	8,012		14,002	2%	4.29%
2022	134,348	8,252		126,096	17%	4.59%
2023	43,637	8,311		35,326	5%	4.03%
Thereafter	643,498	70,872		572,626	77%	4.17%
Total	$851,146	$103,096		$748,050	100%

Weighted Average Remaining Term to Maturity		8.1 years
Weighted Average Interest Rate		4.19%
Debt Service Coverage Ratio for the quarter ended September 30, 2019		1.43	(2)

(1) Based on balloon payments at maturity.
(2) See definition on page 14.

Junior Subordinated Notes

Principal Balance	$37,400
Interest Rate	3 month LIBOR + 2.00% (i.e, 4.26% at 9/30/2019)
Maturity	April 30, 2036

Credit Facility (as of November 6, 2019)

Maximum Amount Available	Up to $10,000
Amount Outstanding as of November 6, 2019	$2,800
Interest Rate	Prime + 0.50% (floor of 5.00%)

BRT Apartments Corp. (NYSE: BRT)

NON-GAAP FINANCIAL MEASURES AND DEFINITIONS
(dollars in thousands)

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We compute NOI by adjusting net income (loss) to (a) add back (1) depreciation expense, (2) general and administrative expenses, (3) interest expense, (4) loss on extinguishment of debt, (5) equity in loss of unconsolidated joint ventures, (6) provision for taxes, (7) the impact of non-controlling interests, and (b) deduct (1) other income, (2) gain on sale of real estate, and (3) gain on insurance recoveries related to casualty loss. We define "Same Store NOI" as NOI for all our properties that were owned for the entirety of the periods being presented, other than properties in lease up, development, and, because of the casualty it suffered in 2017 from Hurricane Harvey, Retreat at Cinco Ranch located in Katy, Texas. Other REIT’s may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REIT’s. We believe NOI provides an operating perspective not immediately apparent from GAAP operating income or net (loss) income. NOI is one of the measures we use to evaluate our performance because it (i) measures the core operations of property performance by excluding corporate level expenses and other items unrelated to property operating performance and (ii) captures trends in rental housing and property operating expenses. We view Same Store NOI as an important measure of operating performance because it allows a comparison of operating results of properties owned for the entirety of the current and comparable periods and therefore eliminates variations caused by acquisitions or dispositions during the periods. However, NOI should only be used as an alternative measure of our financial performance.

The following table provides a reconciliation of NOI to net income attributable to common stock holders as computed in accordance with GAAP for the periods presented:

	Three Months ended September 30,		Nine Months ended September 30,
	2019 (Unaudited)	2018 (Unaudited)	2019 (Unaudited)	2018 (Unaudited)
GAAP Net income attributable to common stockholders	$3,272	$(3,111)	$(5,292)	$17,422
Less: Other Income	161	198	595	576
Add: Interest expense	9,845	8,965	28,353	26,408
General and administrative	2,430	2,002	7,455	6,907
Depreciation	9,950	10,416	29,914	29,856
Less: Gain on sale of real estate	9,938	424	9,938	52,405
Gain on insurance proceeds	—	1,272	517	4,499
Add: Loss on extinguishment of debt	(1,766)	—	(1,766)	(593)
Equity in loss of unconsolidated joint ventures	(259)	(174)	(643)	(364)
Provision for taxes	98	97	219	(55)
Add: Net income attributable to non-controlling interests	(73)	1,027	1,696	(22,377)
Net Operating Income	$17,594	$15,622	$50,312	$46,392

Less: Non same store
Revenues	(5,414)	(4,555)	(33,296)	(29,708)
Operating Expenses	2,698	2,306	16,588	14,647
Same store Net Operating Income	$14,878	$13,373	$33,604	$31,331

NON-GAAP FINANCIAL MEASURES AND DEFINITIONS
(dollars in thousands)
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Funds from Operations (FFO)
FFO is a non-GAAP financial performance measure defined by the National Association of Real Estate Investment Trusts and is widely recognized by investors and analysts as one measure of operating performance of a REIT. The FFO calculation excludes items such as real estate depreciation and amortization, gains and losses on the sale of real estate assets and impairment on depreciable assets. Historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, which implies that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, it is management’s view, and we believe the view of many industry investors and analysts, that the presentation of operating results for a REIT using the historical accounting for depreciation is insufficient. FFO excludes gains and losses from the sale of real estate, which we believe provides management and investors with a helpful additional measure of the performance of our real estate portfolio, as it allows for comparisons, year to year, that reflect the impact on operations from trends in items such as occupancy rates, rental rates, operating costs, general, administrative and other expenses, and interest expenses.

Adjusted Funds from Operations (AFFO)
AFFO, as defined by us, excludes from FFO straight line rent adjustments, loss on extinguishment of debt, amortization of restricted stock and RSU expense, amortization of deferred mortgage costs and gain on insurance recovery. Management believes that excluding acquisition-related expenses from AFFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management and provides investors a view of the performance of our portfolio over time, including after the time we cease to acquire properties on a frequent and regular basis. We believe that AFFO enables investors to compare the performance of our portfolio with other REITs that have not recently engaged in acquisitions, as well as a comparison of our performance with that of other non-traded REITs, as AFFO, or an equivalent measure is routinely reported by non-traded REITs, and we believe often used by analysts and investors for comparison purposes.

Debt Service Coverage Ratio
Debt service coverage ratio is net operating income ("NOI") divided by total debt service.

Total Debt Service
Total debt service is the cash required to cover the repayment of interest and principal on a debt for a particular period. Total debt service is used in the calculation of the debt service coverage ratio which is used to determine the borrower’s ability to make debt service payments.

Stabilized Properties
For all periods presented, stabilized properties include all our consolidated properties, other than those in lease-up or development.

Same Store
Same store refers to stabilized properties that we and our consolidated joint ventures owned and operated for the entirety of both periods being compared.

BRT Apartments Corp. (NYSE: BRT)

Portfolio Table
As of 11/6/2019

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Property	City	State	Year Built	Year Acquired	Property Age	Units	Q3 2019 Avg. Occupancy	Q3 2019 Avg. Rent per Occ. Unit	% Ownership
Silvana Oaks	North Charleston	SC	2010	2012	10	208	95.4%	$1,173	100%
Avondale Station	Decatur	GA	1950	2012	70	212	97.0%	1,111	100%
Brixworth at Bridgestreet	Huntsville	AL	1985	2013	35	208	96.5%	730	80%
Newbridge Commons	Columbus	OH	1999	2013	21	264	96.4%	921	100%
Waterside at Castleton	Indianapolis	IN	1983	2014	37	400	95.4%	706	80%
Crossings of Bellevue	Nashville	TN	1985	2014	35	300	98.1%	1,166	80%
Kendall Manor	Houston	TX	1981	2014	39	272	88.8%	809	100%
Avalon	Pensacola	FL	2008	2014	12	276	96.3%	1,086	100%
Parkway Grande	San Marcos	TX	2014	2015	6	192	97.2%	1,075	80%
Woodland Trails	LaGrange	GA	2010	2015	10	236	98.2%	939	100%
Retreat at Cinco Ranch	Katy	TX	2008	2016	12	268	92.7%	1,139	75%
Grove at River Place	Macon	GA	1988	2016	32	240	94.0%	736	80%
Civic Center 1	Southaven	MS	2002	2016	18	392	96.8%	931	60%
Verandas at Shavano Park	San Antonio	TX	2014	2016	6	288	93.5%	1,058	65%
Chatham Court and Reflections	Dallas	TX	1986	2016	34	494	93.3%	956	50%
Waters Edge at Harbison	Columbia	SC	1996	2016	24	204	90.9%	939	80%
Pointe at Lenox Park	Atlanta	GA	1989	2016	31	271	96.6%	1,217	74%
Civic Center 2	Southaven	MS	2005	2016	15	384	98.3%	980	60%
Verandas at Alamo Ranch	San Antonio	TX	2015	2016	5	288	94.8%	1,033	71.9%
Kilburn Crossing	Fredericksburg	VA	2005	2016	15	220	95.4%	1,400	100%
OPOP Towers	St. Louis	MO	2014	2017	6	128	93.1%	1,341	75.5%
OPOP Lofts	St. Louis	MO	2014	2017	6	53	93.1%	1,445	75.5%
Vanguard Heights	Creve Coeur	MO	2016	2017	4	174	95.0%	1,629	78.4%
Mercer Crossing	Dallas	TX	2014/2016	2017	6	509	94.4%	1,288	50%
Jackson Square	Tallahassee	FL	1996	2017	24	242	94.5%	1,075	80%
Magnolia Pointe	Madison	AL	1991	2017	29	204	97.0%	885	80%
Woodland Apartments	Boerne	TX	2007	2017	13	120	95.6%	970	80%
The Avenue	Ocoee	FL	1998	2018	22	522	94.4%	1,075	50%
Parc at 980	Lawrenceville	GA	1997	2018	23	586	94.8%	1,149	50%
Anatole Apartments	Daytona Beach	FL	1986	2018	34	208	92.9%	961	80%
Landings of Carrier Parkway	Grand Prairie (Dallas)	TX	2001	2018	19	281	86.8%	1,040	50%
Crestmont at Thornblade	Greenville	SC	1998	2018	22	266	88.9%	1,028	90%
The Vive at Kellswater	Knappolis	NC	2011	2019	9	312	90.7%	1,086	65%
Somerset at Trussville	Trussville	AL	2007	2019	13	328	97.2%	986	80%
The Village at Lakeside	Auburn	AL	1988	2019	32	200	95.8%	723	80%
Total/Weighted Average					21.3	9,750

Lease-Up Project:
Bell's Bluff	Nashville	TN	2018		1	402			58.1%
Total (Including Lease-Up Projects)						10,152

Unconsolidated Joint Ventures	City	State	Year Built		Property Age	No. of Units
Canalside Sola (1)	Columbia	SC	2018		1	339
Canalside Lofts	Columbia	SC	2008/2013		12	374
Gateway Oaks	Forney	TX	2016		9	313
Total						1,026
(1) Currently in lease-up